EXHIBIT 99.3
                                                                  ------------



                     JSB FINANCIAL, INC. AND SUBSIDIARY
               CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
             (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                             SEPTEMBER 30,          DECEMBER 31,
ASSETS                                                           1999                  1998
------                                                      -------------          -------------
Cash and due from banks                                      $   12,753              $ 13,849
Federal funds sold                                               32,500                99,000
                                                            -------------          -------------
     Cash and cash equivalents                                   45,253               112,849
Securities available-for-sale, at estimated fair value           79,173                83,592
Securities held-to-maturity, net (estimated fair
  value of  $192,781 and $208,906, respectively)                193,540               208,457
Other investments                                                10,833                 8,922
Mortgage loans, net                                           1,207,177             1,146,915
Other loans, net                                                 19,631                22,744
Premises and equipment, net                                      18,310                18,340
Interest due and accrued                                          8,840                 8,773
Real estate held for sale and Other real estate ("ORE")             558                   785
Other assets                                                     12,455                10,272
                                                            -------------          -------------
             Total Assets                                    $1,595,770            $1,621,649
                                                            =============          =============

LIABILITIES AND STOCKHOLDERS' EQUITY
------------------------------------
Deposits                                                     $1,092,044            $1,124,166
Federal Home Loan Bank of New York
  ("FHLB-NY") advances                                           50,000                50,000
Advance payments for real estate taxes and insurance             20,848                13,993
Official bank checks outstanding                                 17,784                11,604
Deferred tax liability, net                                      24,715                25,476
Accrued expenses and other liabilities                           16,147                13,934
                                                            -------------          --------------
              Total Liabilities                               1,221,538             1,239,173
                                                           --------------          --------------

Commitments and Contingencies

STOCKHOLDERS' EQUITY
--------------------
Preferred stock ($.01 par value, 15,000,000 shares authorized;
  none issued)                                                      --                    --
Common stock ($.01 par value, 65,000,000 shares
  authorized; 16,000,000 issued; 9,289,793 and
  9,505,923 outstanding, respectively)                             160                   160
Additional paid-in capital                                     170,219               168,663
Retained income, substantially restricted                      345,616               337,474
Common stock held by Benefit Restoration Plan
  Trust, at cost  (196,823 and 193,723 shares,
  respectively)                                                 (4,758)               (4,477)
Common stock held in treasury, at cost (6,710,207 and
  6,494,077 shares, respectively)                             (175,393)             (160,215)
Accumulated other comprehensive income:
   Net unrealized gain on securities available-for-sale,
     net of tax                                                 38,388                40,871
       Total Stockholders' Equity                              374,232               382,476
       Total Liabilities and Stockholders' Equity           $1,595,770            $1,621,649
                                                            ============          ===============

See accompanying notes to the consolidated financial statements.




                     JSB FINANCIAL, INC. AND SUBSIDIARY
                   CONSOLIDATED STATEMENTS OF OPERATIONS
                  (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                   THREE MONTHS ENDED           NINE MONTHS ENDED
                                                       SEPTEMBER 30,              SEPTEMBER 30,
                                                --------------------------     ---------------------
                                                   1999            1998          1999          1998
                                                -------------  -----------     ----------  ---------
Interest Income
---------------
Mortgage loans, net                             $   23,091       $ 22,157       $ 68,848    $ 64,518
Debt & equity securities, net ("CMOs")               1,449          2,514          5,244       9,195
Collateralized mortgage obligations
 and mortgage-backed securities ("MBS"), net         1,704          1,711          4,999       4,956
Other loans, net                                       328            426          1,048       1,436
Federal funds sold                                     776            773          2,361       3,151
                                                ----------     ----------      ----------  ---------
                                                    27,348         27,581         82,500      83,256
                                                ----------     ----------      ----------  ---------
Interest Expense
Deposits                                             8,531          9,714         25,879      29,098
FHLB-NY advances                                       709              -          2,102           -
                                                ----------     ----------      ----------  ---------
  Total Interest Expense                             9,240          9,714         27,981      29,098
                                                ----------     ----------      ----------  ---------
  Net Interest Income                               18,108         17,867         54,519      54,158
Provision for Loan Losses                                1             13             13          41
                                                ----------     ----------      ----------  ---------
 Net Interest Income After Provision for
  Loan Losses                                       18,107         17,854         54,506      54,117
                                                ----------     ----------      ----------  ---------

Non-Interest Income
Real estate operations, net                            104            172          1,223        287
Loan fees and service charges                        1,309          1,967          3,279      4,559
Recovery of prior period expenses & unaccrued
  interest on troubled loans                             -              -              -      4,346
Miscellaneous (loss)/income                            (28)         1,359            (41)     1,766
                                                ----------     ----------      ----------  ---------
Total Non-Interest Income                            1,385         3,498           4,461     10,958
                                                ----------     ----------      ----------  ---------

Non-Interest Expense
Compensation and benefits                            3,894         4,167          11,932     11,941
Occupancy and equipment expenses, net                1,441         1,416           4,155      3,919
Federal deposit insurance premiums                      34            36             104        108
Other general and administrative                     1,494         1,532           4,984      4,850
                                                ----------    ----------       ----------  ---------
Total Non-Interest Expense                           6,863         7,151          21,175     20,818
                                                ----------    ----------       ----------  ---------

Income Before Provision for Income Taxes            12,629        14,201          37,792     44,257
Provision for Income Taxes                           5,427         2,824          16,218     10,030
                                                ----------    ----------       ----------  ---------
Net Income                                           7,202        11,377          21,574     34,227
                                                ==========    ==========       ==========  =========

Earnings and Cash Dividends Per
Common Share:
    Basic earnings per common share             $      .78    $     1.16       $    2.32   $   3.47
                                                ==========    ==========       ==========  =========
    Diluted earnings per common share           $      .76    $     1.13       $    2.27   $   3.37
                                                ==========    ==========       ==========  =========
    Basic weighted average common shares             9,284         9,830           9,319      9,864
                                                ==========    ==========       ==========  =========
    Diluted weighted average common
    & dilutive potential shares                      9,484        10,093           9,520     10,159
                                                ==========    ==========       ==========  =========
Cash dividends per common share                 $      .45    $      .40       $    1.35   $   1.20
                                                ==========    ==========       ==========  =========

Comprehensive Income:
Net Income                                      $    7,202    $   11,377       $  21,574   $ 34,227
Other comprehensive income, net of tax:
 Net unrealized (depreciation)/appreciation on
   securities available-for-sale, net of tax        (4,229)       (2,206)         (2,483)     3,237
                                                ----------    ----------       ---------   ---------
Comprehensive Income                            $    2,973    $    9,171       $  19,091   $  37,464
                                                ==========    ==========       ==========  =========

See accompanying notes to the consolidated financial statements.





                     JSB FINANCIAL, INC. AND SUBSIDIARY
               CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY
                  (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                      NINE MONTHS ENDED
                                                                      SEPTEMBER 30, 1999
                                                                    ----------------------
Common Stock (Par value: $.01)
------------------------------
Balance at beginning and end of period                                     $     160
                                                                           ---------
Additional Paid-in Capital
--------------------------
Balance at beginning of period                                               168,663
  Net allocation of common stock for Benefit Restoration Plan                    281
  Tax benefit for stock plans                                                  1,226
  Issuance of common stock for Director's compensation                            49
Balance at end of period                                                     170,219

Retained Income, Substantially Restricted
-----------------------------------------
Balance at beginning of period                                               337,474
  Net income                                                                  21,574
  Loss on reissuance of treasury stock                                          (790)
  Cash dividends on common stock ($1.35)                                     (12,642)
                                                                           ----------
Balance at end of period                                                     345,616

Common Stock Held by Benefit Restoration Plan Trust, at Cost
------------------------------------------------------------
Balance at beginning of period                                                (4,477)
  Common stock acquired                                                         (359)
  Common stock distributed                                                        78
 Balance at end of period                                                     (4,758)

Common Stock Held in Treasury, at Cost
--------------------------------------
Balance at beginning of period                                              (160,215)
  Common stock reacquired                                                    (17,995)
  Common stock reissued for options exercised                                  2,775
  Common stock reissued for Director's compensation                               42
                                                                           ----------
Balance at end of period                                                    (175,393)

Accumulated Other Comprehensive Income:
--------------------------------------
Balance at beginning of period                                                40,871
  Net unrealized depreciation in securities
    available-for-sale, net of tax benefit of $1,935                          (2,483)
                                                                           ----------
Balance at end of period                                                      38,388
                                                                           ----------

Total Stockholders' Equity                                                 $ 374,232
                                                                           ==========



See accompanying notes to the consolidated financial statements.





                     JSB FINANCIAL, INC. AND SUBSIDIARY
                   CONSOLIDATED STATEMENTS OF CASH FLOWS
                               (IN THOUSANDS)

                                                                              NINE MONTHS ENDED
                                                                                SEPTEMBER 30,
                                                                         -----------------------------
                                                                             1999              1998
                                                                         -----------------------------
Cash flows from operating activities
------------------------------------
Net income                                                                $  21,574         $ 34,227
Adjustments to reconcile net income to net cash provided by
 operating activities:
Provision for loan losses                                                        13               41
Decrease in deferred loan fees and discounts, net                              (468)            (576)
Accretion of discount less than (in excess of) amortization of
 premium on MBS and CMOs                                                        109              (47)
Accretion of discount in excess of amortization of                               (4)             (90)
premium on debt securities
Depreciation and amortization on premises and equipment                       1,894            1,544
Mortgage loans originated for sale                                             (274)          (4,249)
Proceeds from sale of mortgage loans originated for sale                        370            4,229
Gains on sale of mortgage and other loans                                        (3)             (45)
Tax benefit for stock plans credited to capital                               1,226            2,430
(Increase) decrease in interest due and accrued                                 (67)             223
Increase (decrease) in official bank checks outstanding                       6,180           (2,780)
Other, net                                                                    1,675            3,685
                                                                          ----------      -----------
  Net cash provided by operating activities                                  32,225           38,592
                                                                          ----------      -----------

Net cash flow from investing activities
---------------------------------------
Loans originated:
  Mortgage loans                                                           (115,180)        (208,769)
  Other loans                                                                (7,497)         (12,282)
Purchases of CMOs held-to-maturity                                          (50,244)         (46,701)
Purchases of debt securities held-to-maturity and                          (305,000)        (279,000)
securities available-for-sale
Principal payments on:
  Mortgage loans                                                             55,087           68,849
  Other loans                                                                10,461           12,469
  CMOs                                                                       34,282           47,686
  MBS                                                                           774            1,111
Proceeds from maturities of U.S. Government and                             335,000          389,000
federal agency securities
Proceeds from sale of other loans                                               138            5,133
Purchases of FHLB-NY stock                                                   (1,911)          (1,277)
Purchases of premises and equipment, net of disposals                        (1,864)          (2,779)
Net decrease in investment in real estate held-for-sale                          52            2,128
                                                                          ----------       -----------
  Net cash used by investing activities                                     (45,902)         (24,432)
                                                                          ----------       -----------

Net cash flow from financing activities
---------------------------------------
Net decrease in deposits                                                   (32,122)          (11,590)
Increase in advance payments for real estate taxes and insurance             6,855            11,406
Proceeds from common stock option exercises                                  1,985             1,531
Cash dividend paid to common stockholders                                  (12,642)          (11,862)
Payments to repurchase common stock                                        (17,995)          (16,034)
                                                                          ----------       -----------
  Net cash used by financing activities                                    (53,919)          (26,549)
                                                                          ----------       -----------

Decrease in cash and cash equivalents                                      (67,596)          (12,389)
Cash and cash equivalents at beginning of year                             112,849            74,924
                                                                          ----------       -----------
Cash and cash equivalents at end of quarter                               $ 45,253          $ 62,535
                                                                          ==========       ===========

See accompanying notes to the consolidated financial statements.


GE>



                     JSB FINANCIAL, INC. AND SUBSIDIARY
               NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

1.  Basis of Presentation
    ---------------------

The financial information for JSB Financial, Inc. (the "Company" or "JSB Financial") as consolidated with its wholly owned subsidiary Jamaica Savings Bank FSB (the "Bank") is prepared in conformity with generally accepted accounting principles for interim financial statements and with instructions to Form 10-Q and Article 10 of Regulation S-X. Such principles are applied on a basis consistent with those reflected in the 1998 Annual Report filed with the Securities and Exchange Commission ("SEC"). The financial information included herein, other than the consolidated statement of financial condition as of December 31, 1998, has been prepared by management without an audit by independent certified public accountants who do not express an opinion thereon. The consolidated statement of financial condition as of December 31, 1998, has been derived from, but does not include all the disclosures contained in, the audited consolidated financial statements for the year ended December 31, 1998. The information furnished includes all adjustments and accruals consisting only of normal recurring accrual adjustments which are in the opinion of management, necessary for a fair presentation of results for the interim periods. The foregoing interim results are not necessarily indicative of the results of operations for the full year ending December 31, 1999.

These consolidated financial statements should be read in conjunction with the audited consolidated financial statements and notes thereto, included in the Annual Report to Stockholders for JSB Financial, Inc. for the year ended December 31, 1998 and the Form's 10-Q for the periods ended March 31, 1999 and June 30, 1999.

2.  Impact of New Accounting Standard Not Yet Adopted
    -------------------------------------------------

In June of 1998, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("Statement 133"). Statement 133 establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, (collectively referred to as derivatives) and for hedging activities. Statement 133 requires that an entity recognize all derivatives as either assets or liabilities in the statement of financial position and measure those instruments at fair value. The accounting for changes in the fair value of a derivative depends on the intended use of the derivative and the resulting designation. If certain conditions are met, a derivative may be specifically designed as (a) a hedge of the exposure to changes in the fair value of a recognized asset or liability or an unrecognized firm commitment, (b) a hedge of the exposure to variable cash flows of a forecasted transaction, or (c) a hedge of the foreign currency exposure of a net investment in a foreign operation, an unrecognized firm commitment, an available-for-sale security, or a foreign-currency-denominated forecasted transaction.

The issuance of Statement No. 137, "Accounting for Derivative Instruments and Hedging Activities-Deferral of the Effective Date of FASB Statement No. 133," delayed the effective date of Statement 133 to all fiscal quarters beginning after June 15, 2000. Earlier application of all provisions of Statement 133 is encouraged, but it is permitted only as of the beginning of a fiscal quarter that begins after the issuance of this Statement. Statement 133 should not be applied retroactively to financial statements of prior periods. Upon implementation of Statement 133, hedging relationships must be designated anew and documented pursuant to the provisions of Statement 133. The Company does not expect the adoption of Statement 133 to have a material affect on its financial condition or results of operations.

3.  Debt and Equity Securities
    --------------------------

The following tables set forth information regarding the Company's debt and equity securities as of:

                                    September 30, 1999            December 31, 1998
                                   ----------------------        ------------------------

                                   Amortized   Estimated         Amortized     Estimated
                                   Cost        Fair Value        Cost          Fair Value
                                   ---------   ----------        ---------     ----------
Held-to-Maturity                                      (In Thousands)
----------------
U.S. Government and federal
 agency securities                 $ 80,000    $  79,973         $ 109,996     $  110,026

CMOs, net                           111,641      110,795            95,790         95,997

MBS, net                              1,899        2,013             2,671          2,883
                                   ---------   ----------        ---------     ----------

Total Securities held-to-maturity  $193,540    $ 192,781         $ 208,457     $  208,906
                                   =========   ==========        =========     ==========


                                    September 30, 1999            December 31, 1998
                                   ----------------------        ------------------------

                                   Amortized   Estimated         Amortized     Estimated
                                   Cost        Fair Value        Cost          Fair Value
                                   ---------   ----------        ---------     ----------
Available-for-Sale                                      (In Thousands)
------------------
Marketable equity securities       $ 10,869    $  79,173         $  10,869     $   83,592
                                   ==========  ==========        ==========    ==========


4.  Recent Developments
    -------------------

On August 16, 1999, the Company announced that, on that day, it had entered into an Agreement and Plan of Merger ("Merger Agreement") in which the Company will merge with and into North Fork Bancorporation, Inc. ("North Fork"). Under the terms of the Merger Agreement, stockholders of JSB Financial will receive 3.0 shares of North Fork common stock for each share of the Company's common stock. The transaction, which is subject to regulatory and stockholder approvals, is expected to be accounted for as a pooling-of-interests and is expected to close during the first quarter of 2000.

On September 14, 1999, in connection with the pending merger with North Fork, the Company's Board of Directors terminated the Company's eleventh stock repurchase program, which was approved by the Board of Directors on October 13, 1998. Prior to the termination, the Company repurchased 326,600 shares of its common stock during the nine months ended September 30, 1999. Under the eleventh program, 461,700 shares of the 900,000 shares targeted for repurchase had been acquired at an aggregate cost of $25.1 million, or an average price of $54.33 per share through September 14, 1999.

5.  Subsequent Events
    -----------------

On October 12, 1999, the Board of Directors declared a $.45 per share cash dividend on the Company's common stock. The dividend is to be paid on November 17, 1999, to stockholders of record on November 3, 1999, and will total approximately $4.2 million.